                                                                   EXHIBIT 10(y)


                      VALLEY FORGE DENTAL ASSOCIATES, INC.
                          c/o Foster Management Company
                        1018 West Ninth Avenue, Suite 310
                       King of Prussia, Pennsylvania 19406




                                December 17, 1996



Mr. Joseph J. Frank
121 Millrace Drive
Lancaster, PA 17630


Dear Mr. Frank:

                  The undersigned, Valley Forge Dental Associates, Inc., a Delaware corporation (the "Company"), and you (the "Purchaser"), hereby agree as follows:

                  1. Authorization and Sale of the Shares. The Company has authorized the issuance to the Purchaser of and proposes to sell to the Purchaser pursuant hereto an aggregate of 150,000 shares (collectively, the "Shares" and individually, a "Share") of its common stock, $.01 par value (the "Common Stock"), at a price of $.10 per Share.

                  2. Purchase of the Shares by the Purchaser. Subject to the terms and conditions hereof, the Purchaser hereby agrees to purchase the Shares from the Company in reliance upon its representations and warranties herein contained, and the Company hereby agrees to sell the Shares to the Purchaser in reliance upon his representations and warranties herein contained, at an aggregate purchase price (the "Purchase Price") of $15,000.00 in cash.

                  3. Representations, Warranties, and Agreements of the Company. The Company represents and warrants to, and agrees with, the Purchaser as follows:

                  (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                  (b) The Company has duly authorized the execution and delivery of this Agreement and the issuance and delivery
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                                                                               2


of the Shares and this Agreement constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, or other laws affecting generally the enforceability of creditors' rights and by limitations on the availability of equitable remedies. The Shares, when issued and delivered in accordance with this Agreement, shall have been duly issued and shall be validly outstanding, fully paid and nonassessable shares of the Common Stock.

                  (c) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein shall violate any provision of the Certificate of Incorporation or By-laws of the Company or any statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflict with or result in any breach of any of the terms of, constitute a default under, or result in the termination of or the creation of any lien pursuant to the terms of, any contract or agreement to which the Company is a party or by which the Company or any of its assets is bound.

                  4. Representations, Warranties, and Agreements of the Purchaser. The Purchaser hereby represents and warrants to, and agrees with, the Company as follows:

                  (a) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein shall conflict with or result in any breach of any of the terms of, constitute a default under, or result in the termination of or the creation of any lien pursuant to the terms of, any contract or agreement to which the Purchaser is a party or by which he or any of his assets is bound.

                  (b) (i) The Purchaser understands that by the terms of this Agreement he is purchasing shares of Common Stock issued and delivered by the Company without compliance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state, under and in reliance on exemptions from the registration requirements of the Securities Act and such laws, and without the approval, disapproval, or passing on the merits by any regulatory authority; that for purposes of such exemptions, the Company will rely upon the representations, warranties and agreements of the Purchaser contained herein; and that such non-compliance with registration requirements is not permissible unless such representations and warranties are correct and such agreements performed.

                      (ii) The Purchaser understands that the Company is under no obligation to effect a registration under the Securities Act of the Shares to be purchased by him hereunder. The Purchaser understands that, under existing rules of the Securities and Exchange Commission (the "Commission"), he may be unable to sell any of the Shares except to the extent that the Shares may be sold (A) in a bona fide private placement to a purchaser who shall be subject to the same restrictions on sale or (B) subject to the restrictions contained in Rule 144 under the Securities Act.

                      (iii) As President and Chief Operating Officer of the Company, the Purchaser is fully familiar with the business, properties and financial condition of the Company, and acknowledges that he has been afforded access to such additional information concerning the Company as he considers necessary or appropriate to make an informed investment decision. The Purchaser is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.

                      (iv) The Purchaser is a sophisticated investor familiar with the type of risks inherent in the acquisition of securities such as the Common Stock, and his financial position is such that he can afford to retain the Shares for an indefinite period of time without realizing any direct or indirect cash return on his investment.

                      (v) The Purchaser is acquiring the Shares pursuant to this Agreement for his own account and not with a view to or for sale in connection with the distribution thereof within the meaning of the Securities Act. The Purchaser shall not effect a distribution of any Shares until either (A) he has received the opinion of counsel for the Company that registration under the Securities Act is not required or (B) a registration statement under the Securities Act covering such Shares and the disposition thereof has become effective under the Securities Act.

                  5. Restrictions on Transferability of the Shares. The
Purchaser hereby agrees that the Purchaser shall not sell, assign, transfer, gift, devise, bequeath, deliver, pledge, hypothecate or otherwise dispose of any of the Shares, except as provided for in this Agreement. Any disposition or purported disposition of Shares in violation of this Agreement shall be null and void and shall not be recorded on the books of the Company. Notwithstanding the foregoing:
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                                                                               4


                  (a) Disposition of Vested Shares and Shares which are not Vested Shares. Shares which are "vested" in accordance with the following schedule (the "Vested Shares") may be disposed of in the manner set forth in Subsection (b) or (d) of this Section 5.

                                                                                     Cumulative
                                                                                   percentage of
                                                                                  Shares which are
                                                                                   Vested Shares
                                                                             ---------------------
On or before June 22, 1997............................................                   0%

June 23, 1997 to
June 22, 1998.........................................................                   20

June 23, 1998 to
June 22, 1999.........................................................                   40

June 23, 1999 to
June 22, 2000.........................................................                   60

June 23, 2000 to
June 22, 2001.........................................................                   80

On or after June 23, 2001.............................................                  100


                  Shares which are not Vested Shares (the "Unvested Shares") may be disposed of only in the manner set forth in Subsection (c) or (d) of this
Section 5.

                  (b)      Vested Shares.

                         (i)  Vested Shares held by the Purchaser may be
transferred by the Purchaser provided that the Purchaser first complies with the right to purchase set forth in this Subsection (b). The Company shall have a right to purchase any Vested Shares proposed to be sold by the Purchaser on the terms set forth in this Subsection (b).

                        (ii)  If the Purchaser wishes to dispose of
Vested Shares, the Purchaser shall first obtain a bona fide written offer (the "Offer") for the purchase of the Vested Shares which he wishes to dispose of. Such Offer shall be for cash or promissory notes only. Promptly upon receipt of the Offer, the Purchaser shall give notice to the Company (the "Offer Notice") of his intent to dispose of Vested Shares, which Offer Notice shall specify the name of the proposed purchaser, the number of Vested Shares (the "Offered Securities") the Purchaser desires to dispose of and the price and terms of payment of such proposed disposition. Upon receipt of the Offer Notice, the Company shall have the right to purchase all (but not less than all) of the Offered Securities at the price and on the terms of the Offer. Such right must be exercised by the Company by giving notice to that effect to the Purchaser within a period of 20 days after the date of receipt of the Offer Notice (any such notice of the exercise of such right being herein referred to as an "Acceptance Notice").

                       (iii) In the event of the exercise by the Company of its right to purchase pursuant to this Subsection (b), the Acceptance Notice shall specify the time and date for purchase of the Offered Securities (the "Share Closing") which shall be not more than 30 days after the expiration of the 20-day period set forth in clause (b)(ii). The Purchaser shall deliver to the Company at the Share Closing, which shall be held at the business headquarters of the Company, the Offered Securities in due and proper form for transfer, against payment of the purchase price by the Company.

                        (iv)  If the Company shall fail or decline to
agree to purchase the Offered Securities within the 20-day period provided for in clause (b)(ii), then the Purchaser shall have the right and privilege to sell all (but not less than all) the Offered Securities, within 60 days after the expiration of such 20-day period, to the bona fide purchaser named in the Offer Notice, at the price and on terms of payment specified in the Offer. If, for any reason, the Offered Securities are not sold within such 60-day period, the Offered Securities shall again become subject to the terms and conditions of this Agreement.

                         (v)  If, as of the Share Closing, any amount of
principal of and interest on any indebtedness of the Purchaser to the Company shall then be outstanding, payment of the purchase price for the Offered Securities at the Closing shall be made, at the Company's option, by a credit against such indebtedness to the extent of the principal thereof and interest thereon then outstanding (whether or not such principal and interest is then due and payable).

                        (vi) The Company's right to purchase set forth in this Subsection (b) shall terminate upon the occurrence of the closing of the initial sale by the Company to the public of shares of the Common Stock pursuant to a registration statement filed under the Securities Act, other than a registration statement covering securities of the Company to be issued pursuant to an employee benefit plan (such occurrence, the "Termination Event").

                  (c) Termination of the Purchaser's Employment. (i) If the Purchaser shall cease to serve as an employee of the Company, for any reason whatsoever, the Company shall have the right (but not the obligation) to purchase from the Purchaser all or any portion of the Unvested Shares owned by the Purchaser at the time the Purchaser ceases to serve as an employee of the Company. Such right to purchase shall be exercisable by written notice to that effect given by the Company to the Purchaser within 60 days after the Purchaser has ceased to serve as an employee of the Company, as aforesaid. Upon the giving of such written notice, the Purchaser shall for all purposes cease to be a stockholder of the Company as to the Unvested Shares covered by such notice and shall have no rights against the Company or any other person in respect of such Unvested Shares except the right to receive payment for such Unvested Shares in accordance herewith. Notwithstanding the provisions of Subsection (a) of this
Section 5, Unvested Shares not so purchased by the Company shall upon the expiration of such 60-day period become Vested Shares.

                        (ii) At the time and date specified in the notice given by the Company referred to in clause (c)(i), which date shall in no event be more than 15 days after the expiration of the 60-day period for the exercise of the right to purchase set forth therein, the Purchaser shall deliver to the Company, at the business headquarters of the Company, the Unvested Shares to be sold by the Purchaser in due and proper form for transfer, against payment by the Company of the purchase price therefor, as determined in accordance with clause (c)(iv).

                       (iii) If at the time of payment of the purchase price referred to in clause (c)(ii), any amount of principal of or interest on any indebtedness of the Purchaser to the Company shall be outstanding, payment of the purchase price for the Unvested Shares shall be made, at the Company's option, as a credit against such indebtedness to the extent of the principal thereof and interest thereon then outstanding (whether or not such principal and interest is then due and payable).

                        (iv) The per Share purchase price for the Unvested Shares payable by the Company pursuant to clause (c)(ii) shall be $0.10. The number of Unvested Shares to be purchased and the per Share purchase price pursuant to this clause (c)(iv) shall be appropriately adjusted by the Board of Directors of the Company to reflect any subdivision or combination of the Common Stock of the Company or any stock dividend or like event.

                  (d) Disposition to Family Members. Shares held by the Purchaser may be transferred by the Purchaser to or for the benefit of the Purchaser or a member of his immediate family. For purposes of this Agreement, the term "immediate family" of the Purchaser shall mean his spouse and children (and the direct lineal descendants of his children). It shall be a condition to the validity of any transfer of Shares permitted by the provisions of this Subsection (d) that the transferee shall execute a copy of this Agreement, shall hold such Shares subject to the provisions of this Agreement, and shall make no further transfer of such Shares, except in compliance with the terms and conditions of this Agreement.

                  (e) Change in Ownership. If any person or group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, and the rules and regulations promulgated thereunder, other than John H. Foster, Stephen F. Nagy, or a person or group controlled, directly or indirectly, by John H. Foster or Stephen F. Nagy, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act), directly or indirectly, of securities of the Company (or other securities convertible into such securities) representing 50% or more of combined voting power of all securities of the Company entitled to vote in the election of directors, then any remaining Unvested Shares shall become fully vested, effective immediately upon such change in ownership.

                  6. Voting Agreement. (a) Except as hereinafter set forth, the Purchaser agrees that, subject to the laws of the State of Delaware and the terms of this Agreement, from the date of this Agreement until December 31, 2001 the Purchaser will vote all shares of Common Stock owned by the Purchaser in favor of a Board of Directors which shall include John H. Foster and such other persons designated by John H. Foster as shall together with John H. Foster constitute a majority of such members.

                  (b) Notwithstanding any of the other terms or conditions set forth in this Agreement, the parties hereto agree that the voting agreement set forth in this Section 6 shall terminate upon the occurrence of the Termination Event.

                  7. Come Along/Take Along.

                  (a) (i) In the event that Abbingdon Venture Partners Limited Partnership, a Connecticut limited partnership ("Abbingdon-I"), Abbingdon Venture Partners Limited Partnership-II, a Delaware limited partnership

("Abbingdon-II"), Abbingdon Venture Partners Limited Partnership-III, a Delaware limited partnership ("Abbingdon-III"), and Business Development Capital Limited Partnership-III, a Massachusetts limited partnership ("BDC-III" and together with Abbingdon-I, Abbingdon-II and Abbingdon-III, the "Partnerships"), propose to transfer substantially all of the shares of the Common Stock held by them (a "Sale of Securities") other than to the public for cash pursuant to a registration statement filed under the Securities Act, then the following provisions of this Section 7 shall apply.

                        (ii) The Partnerships shall permit the Purchaser, or cause the Purchaser to be permitted, to sell the same proportionate number of shares of the Common Stock held by the Purchaser as the Partnerships shall sell of the shares of the Common Stock held by the Partnerships, for the same consideration and otherwise on the same terms and conditions to be received by the Partnerships in the Sale of Securities.

                       (iii) The Partnerships shall have the right to request the Purchaser to sell or cause to be sold the number of shares of the Common Stock held by the Purchaser which bears the same proportion to the number of shares of the Common Stock then held by the Purchaser as the number of shares of the Common Stock being sold by the Partnerships bears to the total number of shares of the Common Stock owned by the Partnerships (a "Purchaser Request").

                        (iv) Upon receipt by the Purchaser of a Purchaser Request, the Purchaser will sell or will cause to be sold the appropriate number of shares of the Common Stock held by the Purchaser for the consideration and otherwise on the same terms and conditions received by the Partnerships.

                  (b) The obligations of the Partnerships under Section 7(a) hereof to afford the Purchaser, or cause the Purchaser to be afforded, the rights referred to therein will be discharged if the Purchaser is given written notice which allows the Purchaser ten business days to exercise such rights (by written reply addressed to such person as may be designated in the notice, and if requested in such notice, sent by certified mail, return receipt requested), and within such ten business day period the Purchaser has not given notice of exercise of such rights.

                  (c) All rights and obligations created by this Section 7 shall terminate upon the earlier to occur of (i) the written agreement of the parties hereto, or (ii) the Termination Event.

                  8. The Closing. As soon as practicable after the execution and delivery of this Agreement, the Purchaser shall cause to be delivered to the Company a check or checks payable to the order of the Company in the amount of $15,000.00 in payment of the Purchase Price. Promptly upon receipt of such check or checks, the Company shall deliver to the Purchaser a stock certificate registered in the name of the Purchaser and representing the Shares.

                  9. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to purchase the Shares pursuant hereto are subject, at his option, to the accuracy of the representations and warranties of the Company contained in Section 3.

                  10. Conditions to the Obligations of the Company. The obligations of the Company to sell the Shares pursuant hereto are subject, at its option, to the accuracy of the representations and warranties of the Purchaser contained in Section 4.

                  11. Expenses. Each of the parties hereto shall pay its own expenses in connection with the preparation, execution and delivery of this Agreement.

                  12. Notice. Any notice under this Agreement shall be in writing and delivered personally or sent by certified mail, return receipt requested, addressed, as the case may be, (i) to the Company at its address set forth at the head of this Agreement or such other address as may hereafter be designated by the Company by notice to the Purchaser in the manner provided herein; and (ii) to the Purchaser at his address set forth at the head of this Agreement or such other address as may hereafter be designated by the Purchaser by notice to the Company in the manner provided herein. All notices personally delivered shall be deemed to have been given when delivered and all notices sent by mail shall be deemed to have been given three business days after mailing.

                  13. Successors. The terms, covenants and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, permitted transferees and assigns.

                  14. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed entirely within such Commonwealth.

                  15. Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto, and no modifications of or amendments to this Agreement shall be binding on the parties hereto unless in writing and signed by them.

                  16. Integration. This Agreement supersedes all prior understandings, negotiations, and agreements relating to the subject matter hereof.

                  17. Severability. If any provision herein contained shall be held to be illegal or unenforceable, such holding shall not affect the validity or enforceability of the other provisions of this Agreement.

                  18. Reorganization, Etc. The provisions of this Agreement shall apply mutatis mutandis to any shares or other securities resulting from any stock split or reverse split, stock dividend, reclassification, subdivision, consolidation or reorganization of any shares or other securities of the Company, to any shares or other securities resulting from any recapitalization, consolidation, merger or reorganization of the Company and to any shares or other securities of the Company or any successor company or of any parent of such successor company which may be received by the Purchaser by virtue of his ownership of any shares of Common Stock of the Company.

                  19. Captions. The captions appearing herein are for the convenience of the parties only and shall not be construed to affect the meaning of the provisions of this Agreement.

                  20. Legends on Certificates. During the term of this Agreement, each of the certificates representing Shares shall contain upon its face or upon the reverse side thereof legends to the following effect:

                  "This Certificate represents securities which are restricted and which are subject to the terms and conditions of a Stock Purchase Agreement dated December 17, 1996 by and between Joseph J. Frank and the Company (a copy of which is on file at the principal office of the Company) and the rights, privileges and options therein contained. No sale, transfer, assignment, pledge, hypothecation or other disposition of this Certificate or any of the securities represented hereby shall be made except in compliance with the terms and conditions of said Stock Purchase Agreement.

                  The Shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred in violation of such Act."

                                      * * *

                  If you are in agreement with the foregoing, please execute and deliver to the undersigned the enclosed counterpart of this Agreement, whereupon this Agreement shall become a binding agreement between us.

                                           Very truly yours,

                                           VALLEY FORGE DENTAL ASSOCIATES, INC.



                                           By /s/ W. Gary Liddick
                                           -----------------------------------


Accepted and agreed to as
aforesaid:


    /s/ Joseph J. Frank
----------------------------------------
        Joseph J. Frank


The undersigned are executing this
Agreement to indicate their agreement to
Section 7 hereof:


ABBINGDON VENTURE PARTNERS
  LIMITED PARTNERSHIP

By:     BDC-III Partners, general
        partner



By   /s/ Stephen F. Nagy
    ------------------------------------


ABBINGDON VENTURE PARTNERS
  LIMITED PARTNERSHIP-II

By:     Abbingdon-II Partners, general
        partner



By   /s/ Stephen F. Nagy
    ------------------------------------

ABBINGDON VENTURE PARTNERS
  LIMITED PARTNERSHIP-III


By:     Abbingdon-II Partners, general
        partner

By /s/ Stephen F. Nagy
----------------------------------------

BUSINESS DEVELOPMENT CAPITAL
  LIMITED PARTNERSHIP-III


By:     BDC-III Partners, general partner



By /s/ Stephen F. Nagy
-----------------------------------------